SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

Cash Account Trust Government & Agency Securities Portfolio Tax-Exempt Portfolio Cash Management Fund Cash Reserve Fund, Inc. Prime Series Cash Reserves Fund Institutional	Daily Assets Fund Institutional Deutsche Money Market Prime Series Deutsche Money Market Series Investors Cash Trust Treasury Portfolio Deutsche Variable NAV Money Fund	NY Tax Free Money Fund Tax Free Money Fund Investment Tax-Exempt California Money Market Fund

The following information is added to similar disclosure contained in the “Understanding Distributions and Taxes” section of each fund’s prospectus:

You will receive any unpaid dividends upon redeeming your entire account, unless you elect to receive unpaid dividends on the next monthly dividend payment date.

Please Retain This Supplement for Future Reference

April 6, 2015 PROSTKR-487